March 26, 2012 Presenter: Anthony G. Petrello President & Chief Executive Officer Howard Weil 40 th Annual Energy Conference Exhibit 99.1

Forward-Looking Statements
We often discuss expectations regarding our markets, demand for our products and services, and our future performance in our annual and quarterly reports, press releases, and other written and oral statements. Such statements, including statements in this document incorporated by reference that relate to matters that are not historical facts are “forward-looking statements” within the meaning of the safe-harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors must recognize that events and actual results could turn out to be significantly different from our expectations.
You should consider the following key factors when evaluating these forward-looking statements:
• fluctuations in worldwide prices and demand for natural gas and oil;
• fluctuations in levels of natural gas and crude oil exploration and development activities;
• fluctuations in the demand for our services;
• the existence of competitors, technological changes and developments in the oilfield services industry;
• the existence of operating risks inherent in the oilfield services industry;
• the existence of regulatory and legislative uncertainties;
• the possibility of changes in tax laws;
• the possibility of political instability, war or acts of terrorism in any of the countries where we operate; and
• general economic conditions including the capital and credit markets.
Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, a sustained increase or decrease in the price of natural gas or oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows.
The above description of risks and uncertainties is by no means all-inclusive, but is designed to highlight what we believe are important factors to consider.  Additional information concerning these and other risk factors is contained in our most recently filed annual reports on
Form 10-K, subsequent quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings.

Improving Our Performance: Back to the Future > Where we went wrong > What will not be different > What will be different 3

Improving Our Performance:  Back to the Future
Where We Went Wrong:
>
E&P Investments
>
Unfortunate timing on stock buy backs
>
Suboptimal international capital deployment
>
Missed US growth opportunity

Improving Our Performance:  Back to the Future
What Will Not Be Different
>
Core principles that built Nabors
–
Maintain a strong and flexible balance sheet
–
Invest capital for returns well above our cost of capital
–
Make use of our size
–
Deliver operational excellence
>
Taking responsibility

Improving Our Performance: Back to the Future What Will Be Different: Our Priorities > Streamlined scope of services > Free cash flow generation > Extract more from our asset base 6

Our Priorities:  Streamlined Scope of Services
Review each Business Unit based upon:
>
– Leadership position
– Growth capability or otherwise strategic
>
– Superior operational performance
– Reliable financial performance
>
– Attractive investment returns
– Reasonable sustaining capital requirements
Strategic fit
Execution effectiveness
Capital efficiency

Our Priorities: Streamlined Scope of Services > Two areas of divestitures – Oil & Gas assets – Other non-core operations 8

Our Priorities:  Streamlined Scope of Services
Monetize Oil & Gas Properties:
Oil & Gas Assets Status Estimated Value
Colombia Acreage
In process
Included below
Eagle Ford
In process
Included below
Alaska North Slope
In process
Included below
Subtotal 2H 2012 $300 - $400 Million
British Columbia
Horn River In process 33,800 acres
Montney & Other
In process
31,600 acres
NFR Energy (49.7%) (1) In process 1.4 TCFE SEC proved
Subtotal
Value to be determined
(1)
At 12/31/11

Monetize Other Non-Core Asset Sales:
Status Timing # of Rigs
Canada:
Blue Sky/Airborne In process 2012
Hybrid Coiled Tubing Drilling Rigs In process 2012 12
Workover & Well Services In process 2012 174
Alaska:
Peak Oilfield Services In process 2012
Subtotal
$300 - $400
Million
Offshore:
US GOM Jackup Rigs Evaluating TBD 5
US GOM Barge Rigs Evaluating TBD 5
International Jackup Rigs Evaluating TBD 8
Subtotal
Value to be
determined

Our Priorities:  Streamlined Scope of Services

Our Priorities: Free Cash Flow Generation > > 11 Refined capital spending Consolidation savings and synergies – Higher selectivity on capital projects – Higher scrutiny on sustaining capital

Our Priorities:  Enhance Balance Sheet Flexibility
Solid credit metrics at 2.2x leverage, >7:1 coverage and long dated maturities
Balance sheet data as of December 31, 2011 ($ Millions)
Cash & Securities 540
Accounts Receivable 1,577
Working Capital 1,286
Property, Plant and Equipment, Net 8,630
Total Assets 12,912
Total Debt 4,624
Shareholders’ Equity 5,588
Net Debt to Total Capitalization 42%
Net Debt to TTM EBITDA @ 12/31/2011 2.21x
Diluted Average Shares Outstanding 292,484
Fitch, Moody’s and S&P BBB+, Baa2, BBB

Actual Targeted
($Millions)
EOY 2011 EOY 2012 EOY 2013
Total Debt
$4,624 $4,900 $3,500
Cash and Investments
550 900 1,100
Net Debt
4,074 3,900 2,400
Shareholders’ Equity
5,588 6,300 7,100
Gross Debt to Capitalization
45% 42% 33%
Net Debt to Capitalization
42% 37% 25%
Coverage
7.2x 10.2x 11.7x
Leverage
2.5x 2.0x 1.4x

Our Priorities:  Enhance Balance Sheet Flexibility
Targeted Net Debt Reduction – 42%     25% by 2014

14 Simplify the operations: Two Divisions – Drilling and Rig Services – Completion and Production Services Our Priorities: Extract More From The Asset Base

Our Priorities:  Extract More From the Asset Base
Drilling and Rig Services (DRS)

LAND RIGS
- Global leadership position
- Premium fleet
- New build economics
- US Lower 48, International,
Canada and Alaska
OFFSHORE RIGS
- Unique niche
- High market share
- Highly innovative organization
- Attractive returns
- Global growth potential
SPECIALIZED RIGS
- Unique niche
- Proprietary technology
- Technical leadership
- Strong market positions
DRILLING EQUIPMENT
- Leading market position
- New products
- Steady growth
- Proprietary technology
DIRECTIONAL
DRILLING
- Integral to rig automation effort
- Beneficiary of Canrig technology
- Potential synergies
DRILLING SOFTWARE AND
- Leading market position
- Critical mass
- Rapid growth
- Proprietary technology
- Value added at rig site
MANUFACTURING
AUTOMATION TECHNOLOGY

Our Priorities:  Extract More From the Asset Base
Operating Cash Flow
($000’s) 2008A 2010A 2011A 4Q Annualized
Land $1,361 $925 $1,176 $1,302
Offshore 327 301 172 186
Canrig / Other 94 65 87 99
Total $1,782 $1,291 $1,435 $1,587
* Includes assets scheduled to deploy in 2012
Assets
Tier 1 Tier 2 Tier 3
Land 210 174 138
Offshore 7 47 3
Total 217 221 141

Our Priorities:  Extract More From the Asset Base
Completion and Production Services (CPS)

PRESSURE PUMPING
- Attractive returns
- Term contracts
- Global growth with NBR footprint
- Synergies with well-servicing and fluids
COILED TUBING RIGS
- Synergies with pressure pumping
- Synergies with workover / well-servicing
- Growth potential
- Leadership position
- Long term growth
prospect
- Installed Infrastructure
- Synergies with
pressure pumping
- Critical mass
- Growth opportunities
- Synergies with workover / well-servicing
FLUIDS STORAGE
- Market leadership
- Growth potential
- Synergies with pressure pumping
- Synergies with workover / well-servicing
- Synergies with pressure pumping
- Synergies with workover / well-servicing
- Growth potential
WORKOVER/
WELL-SERVICING RIGS
TRANSPORTATON
AND LOGISTICS
FLUIDS MANAGEMENT
AND DISPOSAL

Our Priorities:  Extract More From the Asset Base
Operating Cash Flow
($000’s)
2008A 2010A 2011A 4Q Annualized
Well-Servicing
Fluid Services
$214 $97 $153 $180
Pressure Pumping - 99 331 410
Total $214 $196 $484 $590
* Includes assets scheduled to deploy in 2012
Assets Total
Workover / Well-Servicing Rigs 575
Coil Tubing Rigs 12
Frac 857,000 HHP
Cementing & Other ~100,000 HHP
Tanker Trucks 996
Frac Tanks 3,929
Disposal Wells 21

Planned Change: Two effective, product-oriented
business lines
>
Migrate away from business unit structure
>
Consolidate regional operations management
>
Establish customer account managers
>
Consolidate operational and technical support functions
>
Consolidate corporate support functions
Our Priorities:  Extract More From the Asset Base

Target Benefits - Financial
>
Economies from business unit consolidation
– Elimination of redundant unit support functions
– Elimination of redundant facilities
>
Improved asset utilization
>
Increased capital discipline and accountability

Our Priorities:  Extract More From the Asset Base

Target Benefits - Operational and Technical
>
Centralized engineering, project management and
technology development
– More effective use of technical resources
– More rapid and uniform adoption of technology
>
Standardization of operational processes
– Health, Safety and Environmental
– Human Resources
>
Improved customer interaction
– Single contact – customer account manager
>
Increased management accountability
Our Priorities:  Extract More From the Asset Base

Looking Ahead:   What We Will Look Like
Operating Cash Flow
($000’s) 2008A 2011A 4Q Annualized
Drilling & Rig Services
$1,795 $1,437 $1,587
Completion &
Production Services
243 580 627
Total
(1)
$2,038 $2,017 $2,214

(1) Operating cash flow before corporate expenses, eliminations, Oil & Gas operations and discontinued
operations.  Pro Forma not including cash flows generated from assets in process of divestment.

Looking Ahead:   Assets Strategically Positioned in
Major US Plays
Shale Plays &
Basin
Working
Drilling
Rigs
Frac
Crews CTU
Well Svc
Rigs
Fluid
Svc
Trucks
Frac
Tanks
Marcellus
14 4 3 27 155 720
Haynesville
32 1 - 9 43 186
Bakken/Rockies
76 11 3 84 26 323
Eagle Ford
43 4 4 33 126 588
Permian
26 3 - 92 274 1017
Barnett
3 1 - 30 95 185
Granite Wash
11 1 - 46 125 608
Other
42 - 2 227 77 100
Total 247 25 12 548 921 3727

>
Current risk primarily results from weaker natural gas
pricing & growing supply of frac crews
>
Anticipate US land rig count for the industry will be flat to down slightly in second half of 2012
>
Anticipate increasingly competitive spot market for
pressure pumping throughout 2012

Looking Ahead:  Risk Factors

>
Repositioned to oil, ~80% of 2012 global cash flow
>
Long-term contracts significantly mitigate NBR
exposure in both segments
US Land:
186 of 220 rigs under term contracts at 12/31/11 –
cancellation revenue of approximately $1.2 billion
Pressure
pumping:
14 out of 27 spreads under term contract at 12/31/11 –
cancellation revenue of approximately $862 million
Looking Ahead:  Risk Mitigation

Looking Ahead: What Contributes to Our Optimism
>
Lower 48 drilling expected to increase
– 25 additional rigs operating in 2012
– 21 newbuilds to be deployed in 2012
– Margins up slightly on mix
>
International expected to improve
– 18 incremental rigs operating in 2012
– 2H margin improvement from favorable mix
>
North American pressure pumping limited downside
– Contributions from final equipment additions
– Partially protected from softening markets due to term contracts
– 72% of 2012 operating income contracted
>
Lower 48 well-servicing expected to improve
– Achieving critical mass in fluid services
– Improving utilization and pricing
– Oil drilling creating long term demand

Looking Ahead: What Contributes to Our Optimism
>
Expanded Use of Technology as Differentiator
– 200th ROCKIT
®
system installed in 2011
– REVIT
™
Stick-Slip system commercialized in 2011 – over 45
installations to date
– Commercializing of new award-winning Casing Running Tool
– Rollout of new ROCKIT
®
PILOT™ software for improved directional
drilling

Summary:  Why Nabors?

> Visibility on 2012 upside
–
International, Offshore, Well-Servicing
> Significant efficiency and consolidation savings
> Global footprint provides opportunity
> Long-term contracts limit downside in pressure
pumping and gas drilling
> Lowering leverage
> Free cash flow generation
> Multiple expansion potential

29 Stay tuned…